Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Yukon Gold Corporation, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-K for the year ended April 30, 2010 (the "Form 10-K") of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2010

/s/ Douglas Oliver
      Douglas Oliver
      Chief Executive Officer
      Yukon Gold Corporation, Inc.

Dated: August 12, 2010

/s/ Rakesh Malhotra
      Rakesh Malhotra, C.A.,
      Chief Financial Officer
      Yukon Gold Corporation, Inc.

A signed original of this written statement required by Section 906 has been provided to Yukon Gold Corporation, Inc. and will be retained by Yukon Gold Corporation, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.